SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)  January 6, 1999
                                                            ---------------


                               ICG COMMUNICATIONS, INC.
              ----------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                   Delaware             1-11965          84-1342022
              ----------------------------------------------------------
           (State of Incorporation)   (Commission       (IRS Employer
                                      File Number)   Identification No.)

                161 Inverness Drive West, Englewood, Colorado 80112
               ------------------------------------------------------
                        (Address of principal executive offices)


                                   ICG SERVICES, INC.
              ----------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                   Delaware            333-51037         84-1448147
              ----------------------------------------------------------
           (State of Incorporation)   (Commission       (IRS Employer
                                      File Number)   Identification No.)

                161 Inverness Drive West, Englewood, Colorado 80112
               ------------------------------------------------------
                       (Address of principal executive offices)

          Registrants' telephone number, including area code (800) 414-5000
                                                             --------------
                                          N/A
                                     ------------
            (Former name or former address, if changed since last report.)

          ITEM 5.   OTHER EVENTS.
          ------    -------------

                    ICG Communications, Inc., a Delaware corporation ("ICG"), announced on January 6, 1999 that its subsidiary, ICG Services, Inc., a Delaware corporation ("ICG Services"), has entered into a definitive purchase agreement (the "Purchase Agreement") with MindSpring Enterprises, Inc. ("MindSpring") to sell the U.S. operational assets of ICG Services' subsidiary, NETCOM On-Line Communication Services, Inc., a Delaware corporation ("Netcom"), for approximately $245 million, consisting of approximately $215 million in cash and approximately $30 million in shares of common stock of MindSpring. Pursuant to the Purchase Agreement, MindSpring has agreed to purchase, subject to customary closing conditions and regulatory approvals, the U.S. dial up, dedicated and web hosting accounts of Netcom, and ICG Services will retain the network "backbone" of Netcom, which includes 236 "points of presence" serving approximately 700 cities nationwide.

                    Subject to customary closing conditions and regulatory approvals, the Purchase Agreement is expected to close during the first quarter of 1999. Pursuant to the contemplated transactions, MindSpring also has agreed to acquire (i) all rights to the "Netcom" name excluding Canada, the United Kingdom and Brazil; (ii) operational facilities in San Jose, California and Dallas, Texas; and (iii) select software and equipment.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


          Dated: January 6, 1999      ICG COMMUNICATIONS, INC.


                                      By: /s/ H. Don Teague
                                         ----------------------------------
                                          H. Don Teague
                                          Executive Vice President, General
                                          Counsel and Secretary


                                      ICG SERVICES, INC.


                                      By: /s/ H. Don Teague
                                         ----------------------------------
                                          H. Don Teague
                                          Executive Vice President, General
                                          Counsel and Secretary